SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1999


                            HALTER MARINE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                   1-12159                  75-2656828
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)




    13085 Industrial Seaway Road                                   39503
       Gulfport, Mississippi
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  228/896-0029







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                                        2

Item 5.        Other Events.

               On June 1, 1999, the Company and Friede Goldman International Inc., a Mississippi corporation ("Friede Goldman"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, the Company will merge with and into Friede Goldman (the "Merger") and upon consummation of the Merger, Friede Goldman will be the surviving corporation.

               As of the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company, other than shares held in the Company's treasury or owned by Friede Goldman or any wholly owned subsidiary of Friede Goldman, will be converted into the right to receive 0.4614 shares of common stock, par value $0.01 per share, of Friede Goldman ("Friede Goldman Common Stock").

               Consummation of the Merger is subject to various conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger by the stockholders of the Company and of Friede Goldman.

               Concurrently with the execution and delivery of the Merger Agreement, the Company entered into a Voting and Proxy Agreement (the "Voting and Proxy Agreement") with J.L. Holloway, the Chairman and Chief Executive Officer of Friede Goldman. Under the Voting and Proxy Agreement, Mr. Holloway agreed to vote the shares of Friede Goldman Common Stock owned (beneficially or otherwise) by him in favor of the Merger. Mr. Holloway owns approximately 42% of the outstanding Friede Goldman Common Stock. In addition, Mr. Holloway entered into a Stockholder's Agreement with Friede Goldman (the "Stockholder's Agreement") pursuant to which Mr. Holloway agreed to certain limits following the Merger on (i) his acquisition or disposition of shares of Friede Goldman Common Stock and (ii) the voting of such shares. Mr. Holloway also agreed to resign as Chairman and Chief executive Officer of Friede Goldman on the second anniversary of completion of the Merger and to support the election of John Dane III, the current Chairman and Chief Executive Officer of the Company, as his successor.

               The foregoing descriptions of the Merger Agreement, the Voting and Proxy Agreement and the Stockholder's Agreement do not purport to be complete and are qualified in their entirety by reference to the agreements, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3 respectively, and each agreement is hereby incorporated by reference in its entirety.






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                                        3

Item 7.        Financial Statements and Exhibits.

        (a)    Financial statements of businesses acquired.

               None.

        (b)    Pro forma financial information.

               None.

        (c)    Exhibits.

               99.1. Agreement and Plan of Merger, dated as of June 1, 1999, between Halter Marine Group, Inc. and Friede Goldman International Inc.

               99.2. Voting and Proxy Agreement, dated as of June 1, 1999, between Halter Marine Group, Inc. and J.L. Holloway

               99.3. Stockholder's Agreement, dated as of June 1, 1999, between Friede Goldman International Inc. and J.L. Holloway





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                                        4


                                  EXHIBIT INDEX


Exhibit
  No.                   Description
-------             ------------------

99.1. Agreement and Plan of Merger, dated as of June 1, 1999, between Halter Marine Group, Inc. and Friede Goldman International Inc.

99.2. Voting and Proxy Agreement, dated as of June 1, 1999, between Halter Marine Group, Inc. and J.L. Holloway

99.3. Stockholder's Agreement, dated as of June 1, 1999, between Friede Goldman International Inc. and J.L. Holloway






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                                        5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HALTER MARINE GROUP, INC.



Date:  June 3, 1999         /s/     Rick S. Rees
                            ---------------------------------------------------
                            Name:     Rick S. Rees
                            Title:    Executive Vice President and
                                      Chief Financial Officer